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                                                                   EXHIBIT 10.22


                   FIRST AMENDMENT TO MASTER CLUB AGREEMENT


        THIS FIRST AMENDMENT TO MASTER CLUB AGREEMENT (this "Amendment") is entered into as of the 28th day of March, 1990, by and between Master Endless Escape Club, a Texas non-profit corporation (the "Master Club"), and Ozark Mountain Resort Club, a Missouri non-profit corporation, Holiday Hills Resort Club, a Missouri non-profit corporation, The Holly Lake Club, a Texas non-profit unincorporated association, The Villages Condoshare Association, a Texas non-profit unincorporated association, The Villages Club, an unincorporated association, Piney Shores Club, a Texas non-profit unincorporated association, and Hill Country Resort Condoshare Club, a Texas non-profit unincorporated association (collectively the "Clubs" and individually a "Club").

                              R E C I T A L S :

        WHEREAS, the Master Club and the Clubs entered into a certain Master Club Agreement, as of the 28th day of March, 1990 (the "Master Club Agreement"), for the purpose of implementing the administrating the Endless Escape Program; and

        WHEREAS, the Master Club and the Clubs now desire to clarify the provisions of paragraph 2 of the Master Club Agreement without making any substantive changes thereto;

        NOW, THEREFORE, for and in consideration of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Master Club and the Clubs hereby agree as follows:

        A. Paragraph 2 of The Master Club Agreement is hereby deleted in its entirety and replaced with the following new paragraph 2:

                2. In order to enable the Master Club to perform the responsibilities and duties described hereinabove, each Club agrees to pay to the Master Club the following amounts as a fee to the Master Club for the services rendered by the Master Club for the benefit of each
                        Club: (i) all dues, assessments, late charges and other amounts levied against its respective members pursuant to the Declaration of Restrictions, Covenants and Conditions and the By-Laws of such respective Club, plus (ii) all other income generated by its respective Resort, all such amounts being subject to any subsequent adjustment for bad debts arising therefrom. The Master Club will use its fee from the Clubs to pay (i) the individual common expenses of each Resort, and (ii) the system-wide costs and expenses of administering and maintaining the Program and operating and managing the Resorts including, but not limited to expenses for accounting, legal services, administration, payroll and management of the entire resort system.

        B. Except as expressly amended hereby, the original terms and conditions of the Master Club Agreement are hereby ratified and confirmed by the Master Club and each of the Clubs. This Amendment inures to the benefit, and is binding upon, the Master Club and each of the Clubs and their respective successors, legal representatives and assigns.
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            C.       This Amendment may be signed in any number of
                     counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and all such counterparts shall be deemed one and the same instrument.

            Executed this ______ day of December, 1991.

                                        MASTER CLUB:

                                        MASTER ENDLESS ESCAPE CLUB, a Texas
                                        non-profit corporation


                                        By:   /s/ SHARON K. BRAYFIELD
                                             -----------------------------------
                                        Its:  PRESIDENT
                                             -----------------------------------


                                        CLUBS:

                                        OZARK MOUNTAIN RESORT CLUB, a Missouri
                                        non-profit corporation


                                        By:  /s/ DEBORAH ATCHISON
                                             -----------------------------------
                                             DEBORAH ATCHISON, Governor


                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Governor


                                        By:  /s/ ORVILLE GARRISON
                                             -----------------------------------
                                             ORVILLE GARRISON, Governor


                                        By:  /s/ BONNIE GRAF
                                             -----------------------------------
                                             BONNIE GRAF, Governor


                                        By:  /s/ MARTIN HIGLEY
                                             -----------------------------------
                                             MARTIN HIGLEY, Governor


                                        HOLIDAY HILLS RESORT CLUB, a Missouri
                                        non-profit corporation



                                        By:  /s/ BONNIE GRAF
                                             -----------------------------------
                                             BONNIE GRAF, Governor


                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Governor


                                        By:  /s/ DEBORAH ATCHISON
                                             -----------------------------------
                                             DEBORAH ATCHISON, Governor


                                        By:  /s/ DELBERT WILKENS
                                             -----------------------------------
                                             DELBERT WILKENS, Governor


                                        By:  /s/ GUY WILKERSON
                                             -----------------------------------
                                             GUY WILKERSON, Governor





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                                        THE HOLLY LAKE CLUB, a Texas non-profit
                                        unincorporated association



                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Governor


                                        By:  /s/ WILLIAM HUFF
                                             -----------------------------------
                                             WILLIAM HUFF, Governor


                                        By:  /s/ JEAN HUNTER
                                             -----------------------------------
                                             JEAN HUNTER, Governor



                                        By:  /s/ ROBERT LEVY
                                             -----------------------------------
                                             Robert Levy, Governor


                                        By:  /s/ JANETTE PERRY
                                             -----------------------------------
                                             JANETTE PERRY, Governor


                                        THE VILLAGES CONDOSHARE ASSOCIATION, a
                                        Texas non-profit unincorporated
                                        association


                                        By:  /s/ GLORIA ANDERSON
                                             -----------------------------------
                                             GLORIA ANDERSON, Governor


                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Governor


                                        By:  /s/ MICHAEL MCFERREN
                                             -----------------------------------
                                             MICHAEL MCFERREN, Governor


                                        By:  /s/ RAYMOND LEWIS
                                             -----------------------------------
                                             RAYMOND LEWIS, Governor


                                        By:  /s/ ROBERT LEVY
                                             -----------------------------------
                                             Robert Levy, Governor


                                        THE VILLAGES CLUB, a Texas non-profit
                                        unincorporated association


                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Director


                                        By:  /s/ MICHAEL MCFERREN
                                             -----------------------------------
                                             MICHAEL MCFERREN, Director


                                        By:  /s/ GRACE CASEY
                                             -----------------------------------
                                             GRACE CASEY, Director









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                                        By:  /s/ ROBERT LEVY
                                             -----------------------------------
                                             Robert Levy, Director


                                        By:  /s/ SALLY TURNER
                                             -----------------------------------
                                             SALLY TURNER, Director


                                        PINEY SHORES CLUB, a Texas non-profit
                                        unincorporated association


                                        By:  /s/ GEORGE BISHOP
                                             -----------------------------------
                                             GEORGE BISHOP, Governor


                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Governor


                                        By:  /s/ ANITA MOORE
                                             -----------------------------------
                                             ANITA MOORE, Governor


                                        By:  /s/ PATSY ANDERSON
                                             -----------------------------------
                                             PATSY ANDERSON, Governor


                                        By:  /s/ ROBERT LEVY
                                             -----------------------------------
                                             Robert Levy, Governor


                                        HILL COUNTRY RESORT CONDOSHARE CLUB, a
                                        Texas non-profit unincorporated
                                        association


                                        By:  /s/ OBIE BINNICKER
                                             -----------------------------------
                                             OBIE BINNICKER, Governor


                                        By:  /s/ JANA BLEVINS
                                             -----------------------------------
                                             JANA BLEVINS, Governor


                                        By:  /s/ MARGARET COWAN
                                             -----------------------------------
                                             MARGARET COWAN, Governor


                                        By:  /s/ MIKE FENLON
                                             -----------------------------------
                                             MIKE FENLON, Governor


                                        By:  /s/ ROBERT LEVY
                                             -----------------------------------
                                             Robert Levy, Governor





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